Manning & Napier Fund, Inc.

Supplement dated November 16, 2012 to the

Statement of Additional Information (“SAI”) dated June 8, 2012

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

This supplement applies to the SAI of each of the following series of Manning & Napier Fund, Inc. (the “Fund”): Pro-Blend Conservative Term Series, Pro-Blend Moderate Term Series, Pro-Blend Extended Term Series, Pro-Blend Maximum Term Series, Tax Managed Series, Equity Series, Overseas Series, Dividend Focus Series, Target Income Series, Target 2010 Series, Target 2015 Series, Target 2020 Series, Target 2025 Series, Target 2030 Series, Target 2035 Series, Target 2040 Series, Target 2045 Series, Target 2050 Series, and Target 2055 Series. This SAI relates to all the classes of each Series.

Effective August 22, 2012, Chester N. Watson was appointed as an Independent Director to the Board of Directors of the Fund. Accordingly, the following information is hereby added to the section of the SAI entitled “Management”:

Name:	Chester N. Watson

Address:	290 Woodcliff Dr.
Fairport, NY 14450

Age:	62

Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member

Term of Office & Length of Time Served:	Indefinite – Since 2012

Principal Occupation(s) During Past 5 Years:	General Auditor (2003 - 2011) – General Motors Company

Number of Portfolios Overseen within Fund Complex:	41

Other Directorships Held Outside Fund Complex During the Past 5 Years:	N/A

Mr. Watson serves on the Audit Committee and the Governance and Nominating Committee of the Fund’s Board of Directors.

The Fund has concluded that Chester Watson should serve as Director because of the business experience he has gained as the Chief Audit Executive of General Motors Company, Lucent Technologies, and Verizon Communications (formerly Bell Atlantic Corporation) and as an Audit Partner in two major accounting firms, as well as his experience as a member of the Board of Trustees of Rochester Institute of Technology, where he serves as Chairman of the Finance Committee and Member of the Audit Committee.

As of June 13, 2012, Mr. Watson did not hold shares of any series of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supp 1031 SAI 11/2012